================================================================================

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: March 7, 2000

                        Commission File Number 000-22007

                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
             (Exact name of registrant as specified in its charter)

              TEXAS                                      76-0519693
  (State or other jurisdiction of             (I.R.S. Employer Identification
   incorporation or organization)                         Number)

      4400 Post Oak Parkway
         Houston, Texas                                    77027
  (Address of principal executive                       (Zip Code)
             offices)

                                 (713) 235-8800
              (Registrant's telephone number, including area code)


================================================================================

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              10.1 Employment Agreement dated October 28, 1999, between the Company and Walter E. Johnson


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SOUTHWEST BANCORPORATION OF TEXAS,
                                      INC.

Date: March 7, 2000                   By: /s/ R. JOHN McWHORTER
                                          ---------------------
                                          R. John McWhorter
                                          Senior Vice President and Controller
                                          (Duly Authorized Officer and
                                           Principal Accounting Officer)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER             EXHIBIT DESCRIPTION
------             -------------------

10.1 Employment Agreement dated October 28, 1999, between the Company and Walter E. Johnson





                                      -3-